Exhibit 99.2

Unum Group
Statistical Supplement Third Quarter 2011

 TABLE OF CONTENTS

(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010	12/31/2010	12/31/2009	12/31/2008
Financial Results

Premium Income	$1,881.2	$1,850.2	$5,625.7	$5,563.2	$7,431.4	$7,475.5	$7,783.3

Segment Operating Revenue	$2,569.5	$2,526.8	$7,685.5	$7,602.9	$10,168.5	$10,079.3	$10,448.2
Net Realized Investment Gain (Loss)	(23.9)	1.1	(12.3)	(2.8)	24.7	11.7	(465.9)

Revenue	$2,545.6	$2,527.9	$7,673.2	$7,600.1	$10,193.2	$10,091.0	$9,982.3

Net Income	$205.6	$220.8	$660.8	$660.3	$886.1	$852.6	$553.2

Assets			$60,040.9	$59,054.7	$57,307.7	$54,477.0	$49,417.4

Stockholders' Equity			$9,460.1	$8,924.1	$8,944.4	$8,500.1	$6,397.9

2010

•	Nine months ended September 30, 2010 and year ended December 31, 2010 results include a non-cash tax charge of $10.2 million to reflect the impact of a tax law change.

1

Unum Group Financial Highlights

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010	12/31/2010	12/31/2009	12/31/2008
Per Common Share Information

Net Income
Assuming Dilution	$0.69	$0.68	$2.15	$2.00	$2.71	$2.57	$1.62
Basic	$0.69	$0.68	$2.16	$2.01	$2.72	$2.57	$1.62

Dividends Paid	$0.1050	$0.0925	$0.2900	$0.2575	$0.350	$0.315	$0.300

Book Value per Share:
As Reported			$32.36	$28.08	$28.25	$25.62	$19.32

Excluding Net Unrealized Gain (Loss) on Securities and Net Gain on Cash Flow Hedges			$27.89	$25.25	$25.82	$23.36	$20.45

Excluding Foreign Currency Translation Adjustment			$28.29	$25.57	$26.17	$23.60	$20.99

Excluding Unrecognized Pension and Postretirement Benefit Costs			$29.33	$26.53	$27.17	$24.59	$22.22

Price (UNM closing price on last trading day of period)			$20.96	$22.15	$24.22	$19.52	$18.60

See "Consolidated Balance Sheets" on page 4 of this statistical supplement for detail on the components of Accumulated Other Comprehensive Income (Loss) excluded from Total Stockholders' Equity in computing the book value per share measures listed above.

At nine months ended September 30, 2010, Total Stockholders' Equity, Net Unrealized Gain on Securities, Net Gain on Cash Flow Hedges, Foreign Currency Translation Adjustment, and Unrecognized Pension and Postretirement Benefit Costs were $8,924.1 million, $487.9 million, $413.0 million, $(103.4) million, and $(303.7) million, respectively.

At year ended December 31, 2008, Total Stockholders' Equity, Net Unrealized Loss on Securities, Net Gain on Cash Flow Hedges, Foreign Currency Translation Adjustment, and Unrecognized Pension and Postretirement Benefit Costs were $6,397.9 million, $(832.6) million, $458.5 million, $(177.6) million, and $(406.5) million, respectively.

1. 1

Unum Group Consolidated Statements of Income

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010	12/31/2010	12/31/2009	12/31/2008
Revenue
Premium Income	$1,881.2	$1,850.2	$5,625.7	$5,563.2	$7,431.4	$7,475.5	$7,783.3
Net Investment Income	629.2	618.4	1,885.0	1,861.2	2,495.5	2,346.6	2,389.0
Net Realized Investment Gain (Loss)	(23.9)	1.1	(12.3)	(2.8)	24.7	11.7	(465.9)
Other Income	59.1	58.2	174.8	178.5	241.6	257.2	275.9
Total Revenue	2,545.6	2,527.9	7,673.2	7,600.1	10,193.2	10,091.0	9,982.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,635.6	1,587.5	4,828.0	4,736.0	6,354.1	6,291.6	6,626.4
Commissions	220.5	214.0	662.7	640.1	855.4	837.1	853.3
Interest and Debt Expense - Non-recourse Debt	2.9	3.4	8.7	9.8	12.9	18.6	39.3
Interest and Debt Expense - All Other Debt	32.2	31.8	99.4	92.9	128.9	106.8	117.4
Deferral of Acquisition Costs	(155.6)	(150.9)	(472.1)	(455.5)	(607.7)	(593.6)	(590.9)
Amortization of Deferred Acquisition Costs	125.2	130.6	400.4	407.7	547.1	526.2	519.1
Other Expenses	391.5	385.0	1,184.6	1,173.3	1,571.2	1,612.0	1,593.7
Total Benefits and Expenses	2,252.3	2,201.4	6,711.7	6,604.3	8,861.9	8,798.7	9,158.3

Income Before Income Tax	293.3	326.5	961.5	995.8	1,331.3	1,292.3	824.0
Income Tax	87.7	105.7	300.7	335.5	445.2	439.7	270.8

Net Income	$205.6	$220.8	$660.8	$660.3	$886.1	$852.6	$553.2

Average Weighted Shares Outstanding
Basic	298,185,758	323,083,476	305,694,451	328,828,615	325,839,020	331,266,247	341,022,792
Dilutive Securities:
Options and Other Nonvested Stock Awards	987,142	1,383,504	1,223,978	1,344,459	1,382,036	869,934	537,505
Assuming Dilution	299,172,900	324,466,980	306,918,429	330,173,074	327,221,056	332,136,181	341,560,297

Actual Number of Shares Outstanding			292,336,945	317,790,045	316,573,452	331,809,247	331,120,345

2

Unum Group Sales Data by Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2011	9/30/2010	% Change	9/30/2011	9/30/2010	% Change	12/31/2010	12/31/2009	12/31/2008
Unum US
Fully Insured Products	$125.2	$113.9	9.9%	$461.7	$421.7	9.5%	$669.4	$709.2	$701.5
Administrative Services Only (ASO) Products	0.4	0.1	N.M.	3.0	1.8	66.7	6.3	7.7	7.2
Total Unum US	125.6	114.0	10.2	464.7	423.5	9.7	675.7	716.9	708.7

Unum UK	21.3	29.6	(28.0)	62.6	86.6	(27.7)	119.2	123.2	99.5

Colonial Life	83.2	80.3	3.6	239.5	237.5	0.8	358.8	343.8	340.2

Individual Disability - Closed Block	0.2	0.2	—	0.5	0.6	(16.7)	0.8	1.5	2.4

Consolidated	$230.3	$224.1	2.8	$767.3	$748.2	2.6	$1,154.5	$1,185.4	$1,150.8

3

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2011	9/30/2010	% Change	9/30/2011	9/30/2010	% Change	12/31/2010	12/31/2009	12/31/2008
Sales by Product

Fully Insured Products
Group Disability, Group Life, and AD&D
Group Long-term Disability	$22.0	$21.1	4.3%	$89.8	$80.9	11.0%	$148.2	$182.1	$190.3
Group Short-term Disability	12.4	11.5	7.8	44.1	42.9	2.8	80.3	83.9	71.5
Group Life	25.2	24.5	2.9	96.9	89.3	8.5	166.9	184.9	165.4
AD&D	2.6	2.6	—	8.9	9.8	(9.2)	18.1	18.7	17.2
Subtotal	62.2	59.7	4.2	239.7	222.9	7.5	413.5	469.6	444.4
Supplemental and Voluntary
Individual Disability - Recently Issued	12.9	11.6	11.2	40.6	31.5	28.9	42.7	51.6	57.9
Group Long-term Care	7.4	5.7	29.8	22.8	16.3	39.9	25.8	22.4	32.2
Individual Long-term Care	—	—	—	—	0.1	(100.0)	0.2	3.7	8.4
Voluntary Benefits	42.7	36.9	15.7	158.6	150.9	5.1	187.2	161.9	158.6
Subtotal	63.0	54.2	16.2	222.0	198.8	11.7	255.9	239.6	257.1

Total Fully Insured Products	125.2	113.9	9.9	461.7	421.7	9.5	669.4	709.2	701.5

ASO Products	0.4	0.1	N.M.	3.0	1.8	66.7	6.3	7.7	7.2

Total Sales	$125.6	$114.0	10.2	$464.7	$423.5	9.7	$675.7	$716.9	$708.7

Sales by Market Sector

Group Disability, Group Life, and AD&D
Core Market (< 2,000 lives)	$50.0	$44.5	12.4%	$177.3	$162.2	9.3%	$294.0	$320.6	$297.2
Large Case Market	12.2	15.2	(19.7)	62.4	60.7	2.8	119.5	149.0	147.2
Subtotal	62.2	59.7	4.2	239.7	222.9	7.5	413.5	469.6	444.4

Supplemental and Voluntary	63.0	54.2	16.2	222.0	198.8	11.7	255.9	239.6	257.1

Total Fully Insured Products	125.2	113.9	9.9	461.7	421.7	9.5	669.4	709.2	701.5

ASO Products	0.4	0.1	N.M.	3.0	1.8	66.7	6.3	7.7	7.2

Total Sales	$125.6	$114.0	10.2	$464.7	$423.5	9.7	$675.7	$716.9	$708.7

3. 1

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2011	9/30/2010	% Change	9/30/2011	9/30/2010	% Change	12/31/2010	12/31/2009	12/31/2008
Group Long-term Disability	$9.9	$13.6	(27.2)%	$30.7	$39.0	(21.3)%	$53.1	$56.8	$68.8
Group Life	9.0	14.0	(35.7)	25.5	41.0	(37.8)	57.3	53.8	19.6
Supplemental and Voluntary	2.4	2.0	20.0	6.4	6.6	(3.0)	8.8	12.6	11.1
Total Sales	$21.3	$29.6	(28.0)	$62.6	$86.6	(27.7)	$119.2	$123.2	$99.5

(in millions of pounds)
Group Long-term Disability	£6.1	£8.8	(30.7)%	£19.0	£25.5	(25.5)%	£34.4	£36.5	£37.6
Group Life	5.7	9.0	(36.7)	15.8	26.7	(40.8)	37.1	33.4	10.9
Supplemental and Voluntary	1.5	1.3	15.4	4.0	4.3	(7.0)	5.7	8.0	6.0
Total Sales	£13.3	£19.1	(30.4)	£38.8	£56.5	(31.3)	£77.2	£77.9	£54.5

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2011	9/30/2010	% Change	9/30/2011	9/30/2010	% Change	12/31/2010	12/31/2009	12/31/2008
Accident, Sickness, and Disability	$55.9	$53.6	4.3%	$161.5	$158.4	2.0%	$237.4	$221.1	$222.1
Life	14.4	14.7	(2.0)	42.7	44.8	(4.7)	65.7	68.3	64.0
Cancer and Critical Illness	12.9	12.0	7.5	35.3	34.3	2.9	55.7	54.4	54.1
Total Sales	$83.2	$80.3	3.6	$239.5	$237.5	0.8	$358.8	$343.8	$340.2

3. 2

Unum Group Consolidated Balance Sheets

	September 30,	December 31,
	2011	2010	2009
Assets
Investments
Fixed Maturity Securities - at fair value	$42,434.7	$40,035.6	$37,914.4
Mortgage Loans	1,606.9	1,516.8	1,404.0
Policy Loans	3,075.1	2,996.1	2,878.0
Other Long-term Investments	611.1	529.3	233.5
Short-term Investments	1,035.9	1,163.1	865.5
Total Investments	48,763.7	46,240.9	43,295.4

Cash and Bank Deposits	52.2	53.6	71.6
Accounts and Premiums Receivable	1,680.4	1,665.8	1,732.4
Reinsurance Recoverable	4,923.1	4,827.9	4,996.9
Accrued Investment Income	695.5	669.8	642.5
Deferred Acquisition Costs	2,572.4	2,521.1	2,482.5
Goodwill	201.2	201.2	201.6
Property and Equipment	492.1	476.8	443.5
Other Assets	660.3	650.6	610.6
Total Assets	$60,040.9	$57,307.7	$54,477.0

Liabilities
Policy and Contract Benefits	$1,517.5	$1,565.0	$1,736.9
Reserves for Future Policy and Contract Benefits	41,633.4	39,715.0	37,740.8
Unearned Premiums	493.5	436.7	452.0
Other Policyholders’ Funds	1,603.5	1,669.7	1,662.3
Income Tax Payable	82.6	135.7	114.5
Deferred Income Tax	795.3	417.2	273.2
Short-term Debt	342.4	225.1	—
Long-term Debt - Non-recourse	650.0	716.9	785.2
Long-term Debt - All Other	1,936.5	1,914.4	1,764.4
Other Liabilities	1,526.1	1,567.6	1,447.6
Total Liabilities	50,580.8	48,363.3	45,976.9

Stockholders’ Equity
Common Stock	35.8	36.5	36.4
Additional Paid-in Capital	2,580.9	2,615.4	2,587.4
Accumulated Other Comprehensive Income (Loss)
Net Unrealized Gain on Securities	885.6	410.4	379.6
Net Gain on Cash Flow Hedges	421.1	361.0	370.8
Foreign Currency Translation Adjustment	(116.9)	(110.9)	(78.7)
Unrecognized Pension and Postretirement Benefit Costs	(303.6)	(318.6)	(330.7)
Retained Earnings	7,487.3	7,060.8	6,289.5
Treasury Stock	(1,530.1)	(1,110.2)	(754.2)
Total Stockholders’ Equity	9,460.1	8,944.4	8,500.1
Total Liabilities and Stockholders’ Equity	$60,040.9	$57,307.7	$54,477.0

4

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2008	$1,661.8	$54.7	$755.9	$2,472.4
Capitalized	335.5	29.1	229.0	593.6
Amortized	(317.2)	(30.5)	(178.5)	(526.2)
Adjustment Related to Unrealized Investment Gains/Losses	(17.7)	—	(45.2)	(62.9)
Foreign Currency	—	5.6	—	5.6
Balances at December 31, 2009	1,662.4	58.9	761.2	2,482.5
Capitalized	333.0	28.3	246.4	607.7
Amortized	(332.9)	(27.0)	(187.2)	(547.1)
Adjustment Related to Unrealized Investment Gains/Losses	(4.6)	—	(15.4)	(20.0)
Foreign Currency	—	(2.0)	—	(2.0)
Balances at December 31, 2010	1,657.9	58.2	805.0	2,521.1
Capitalized	261.0	21.2	189.9	472.1
Amortized	(239.1)	(22.0)	(139.3)	(400.4)
Adjustment Related to Unrealized Investment Gains/Losses	(3.9)	—	(16.5)	(20.4)
Balances at September 30, 2011	$1,675.9	$57.4	$839.1	$2,572.4

4. 1

Unum Group Balance Sheets by Segment - September 30, 2011

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Individual Disability - Closed Block	Corporate and Other	Consolidated
Assets
Investments	$10,178.4	$2,327.9	$11,357.7	$23,864.0	$3,263.8	$2,261.0	$12,924.6	$6,450.3	$48,763.7
Deferred Acquisition Costs	119.0	100.1	1,456.8	1,675.9	57.4	839.1	—	—	2,572.4
Goodwill	2.5	—	187.5	190.0	11.2	—	—	—	201.2
All Other	585.1	190.7	196.0	971.8	235.9	194.6	3,184.8	3,916.5	8,503.6
Total Assets	$10,885.0	$2,618.7	$13,198.0	$26,701.7	$3,568.3	$3,294.7	$16,109.4	$10,366.8	$60,040.9

Liabilities
Reserves and Policyholder Benefits	$8,834.0	$1,653.3	$9,111.9	$19,599.2	$2,478.4	$1,736.5	$14,012.3	$7,421.5	$45,247.9
Debt	79.3	—	35.6	114.9	—	—	575.0	2,239.0	2,928.9
All Other	295.0	33.5	667.1	995.6	105.3	318.3	144.5	840.3	2,404.0
Total Liabilities	9,208.3	1,686.8	9,814.6	20,709.7	2,583.7	2,054.8	14,731.8	10,500.8	50,580.8

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,577.8	901.5	2,834.7	5,314.0	817.4	1,130.0	1,293.9	(401.9)	8,153.4
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	98.9	30.4	548.7	678.0	167.2	109.9	83.7	267.9	1,306.7
Total Allocated Stockholders' Equity	1,676.7	931.9	3,383.4	5,992.0	984.6	1,239.9	1,377.6	(134.0)	9,460.1

Total Liabilities and Allocated Stockholders' Equity	$10,885.0	$2,618.7	$13,198.0	$26,701.7	$3,568.3	$3,294.7	$16,109.4	$10,366.8	$60,040.9

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

4. 2

Unum Group Balance Sheets by Segment - December 31, 2010

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Individual Disability - Closed Block	Corporate and Other	Consolidated
Assets
Investments	$9,965.9	$2,326.0	$9,694.1	$21,986.0	$3,042.0	$2,007.8	$12,470.0	$6,735.1	$46,240.9
Deferred Acquisition Costs	119.0	93.8	1,445.1	1,657.9	58.2	805.0	—	—	2,521.1
Goodwill	2.5	—	187.5	190.0	11.2	—	—	—	201.2
All Other	718.9	186.2	137.9	1,043.0	274.9	234.5	3,039.1	3,753.0	8,344.5
Total Assets	$10,806.3	$2,606.0	$11,464.6	$24,876.9	$3,386.3	$3,047.3	$15,509.1	$10,488.1	$57,307.7

Liabilities
Reserves and Policyholder Benefits	$8,793.9	$1,647.9	$8,326.6	$18,768.4	$2,391.2	$1,660.8	$13,168.5	$7,397.5	$43,386.4
Debt	82.5	—	—	82.5	—	—	634.4	2,139.5	2,856.4
All Other	302.9	53.5	451.2	807.6	109.4	242.1	200.3	761.1	2,120.5
Total Liabilities	9,179.3	1,701.4	8,777.8	19,658.5	2,500.6	1,902.9	14,003.2	10,298.1	48,363.3

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,535.8	867.0	2,624.2	5,027.0	757.7	1,071.0	1,310.2	7.1	8,173.0
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	91.2	37.6	62.6	191.4	128.0	73.4	195.7	182.9	771.4
Total Allocated Stockholders' Equity	1,627.0	904.6	2,686.8	5,218.4	885.7	1,144.4	1,505.9	190.0	8,944.4

Total Liabilities and Allocated Stockholders' Equity	$10,806.3	$2,606.0	$11,464.6	$24,876.9	$3,386.3	$3,047.3	$15,509.1	$10,488.1	$57,307.7

4. 3

Unum Group Financial Results by Segment

	Three Months Ended			Nine Months Ended
	9/30/2011	9/30/2010	% Change	9/30/2011	9/30/2010	% Change
Premium Income
Unum US	$1,226.5	$1,210.6	1.3%	$3,666.5	$3,643.2	0.6%
Unum UK	175.5	161.4	8.7	518.4	480.1	8.0
Colonial Life	283.7	269.3	5.3	846.1	802.1	5.5
Individual Disability - Closed Block	196.4	208.5	(5.8)	595.0	635.0	(6.3)
Corporate and Other	(0.9)	0.4	N.M.	(0.3)	2.8	(110.7)
	1,881.2	1,850.2	1.7	5,625.7	5,563.2	1.1
Net Investment Income
Unum US	332.4	312.9	6.2	983.1	936.2	5.0
Unum UK	43.3	39.0	11.0	139.3	121.9	14.3
Colonial Life	32.5	31.9	1.9	99.6	91.1	9.3
Individual Disability - Closed Block	181.9	185.5	(1.9)	544.2	563.5	(3.4)
Corporate and Other	39.1	49.1	(20.4)	118.8	148.5	(20.0)
	629.2	618.4	1.7	1,885.0	1,861.2	1.3
Other Income
Unum US	30.4	29.7	2.4	91.1	90.6	0.6
Unum UK	—	0.2	(100.0)	0.1	1.1	(90.9)
Colonial Life	0.1	0.2	(50.0)	0.4	0.5	(20.0)
Individual Disability - Closed Block	23.6	22.7	4.0	67.9	67.3	0.9
Corporate and Other	5.0	5.4	(7.4)	15.3	19.0	(19.5)
	59.1	58.2	1.5	174.8	178.5	(2.1)
Total Operating Revenue
Unum US	1,589.3	1,553.2	2.3	4,740.7	4,670.0	1.5
Unum UK	218.8	200.6	9.1	657.8	603.1	9.1
Colonial Life	316.3	301.4	4.9	946.1	893.7	5.9
Individual Disability - Closed Block	401.9	416.7	(3.6)	1,207.1	1,265.8	(4.6)
Corporate and Other	43.2	54.9	(21.3)	133.8	170.3	(21.4)
	2,569.5	2,526.8	1.7	7,685.5	7,602.9	1.1

5

Unum Group Financial Results by Segment

	Three Months Ended			Nine Months Ended
	9/30/2011	9/30/2010	% Change	9/30/2011	9/30/2010	% Change
Benefits and Expenses
Unum US	$1,369.8	$1,348.5	1.6%	$4,094.0	$4,050.1	1.1%
Unum UK	183.9	153.4	19.9	519.5	442.4	17.4
Colonial Life	246.0	226.9	8.4	731.6	672.3	8.8
Individual Disability - Closed Block	387.9	406.9	(4.7)	1,172.8	1,231.9	(4.8)
Corporate and Other	64.7	65.7	(1.5)	193.8	207.6	(6.6)
	2,252.3	2,201.4	2.3	6,711.7	6,604.3	1.6
Income (Loss) Before Income Tax and Net Realized Investment Gain (Loss)
Unum US	219.5	204.7	7.2	646.7	619.9	4.3
Unum UK	34.9	47.2	(26.1)	138.3	160.7	(13.9)
Colonial Life	70.3	74.5	(5.6)	214.5	221.4	(3.1)
Individual Disability - Closed Block	14.0	9.8	42.9	34.3	33.9	1.2
Corporate and Other	(21.5)	(10.8)	(99.1)	(60.0)	(37.3)	(60.9)
	317.2	325.4	(2.5)	973.8	998.6	(2.5)
Income Tax	95.7	105.5	(9.3)	304.6	336.8	(9.6)

Income Before Net Realized Investment Gain (Loss)	221.5	219.9	0.7	669.2	661.8	1.1

Net Realized Investment Gain (Loss)	(23.9)	1.1	N.M.	(12.3)	(2.8)	N.M.

Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	(8.0)	0.2	N.M.	(3.9)	(1.3)	200.0

Net Income	$205.6	$220.8	(6.9)	$660.8	$660.3	0.1

5. 1

Unum Group Quarterly Historical Financial Results by Segment

	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09
Premium Income
Unum US	$1,226.5	$1,220.6	$1,219.4	$1,211.4	$1,210.6	$1,216.5	$1,216.1	$1,207.9	$1,215.2
Unum UK	175.5	175.8	167.1	170.5	161.4	152.9	165.8	180.0	169.7
Colonial Life	283.7	282.0	280.4	273.6	269.3	267.7	265.1	257.4	253.5
Individual Disability - Closed Block	196.4	196.3	202.3	212.0	208.5	212.5	214.0	219.4	221.5
Corporate and Other	(0.9)	0.3	0.3	0.7	0.4	0.2	2.2	1.0	1.2
	1,881.2	1,875.0	1,869.5	1,868.2	1,850.2	1,849.8	1,863.2	1,865.7	1,861.1
Net Investment Income
Unum US	332.4	329.1	321.6	327.6	312.9	318.7	304.6	302.3	302.8
Unum UK	43.3	51.1	44.9	48.6	39.0	43.1	39.8	40.8	22.5
Colonial Life	32.5	35.8	31.3	31.4	31.9	29.3	29.9	28.9	29.4
Individual Disability - Closed Block	181.9	180.3	182.0	182.9	185.5	187.3	190.7	182.4	184.4
Corporate and Other	39.1	40.8	38.9	43.8	49.1	51.4	48.0	41.3	40.5
	629.2	637.1	618.7	634.3	618.4	629.8	613.0	595.7	579.6
Other Income
Unum US	30.4	29.7	31.0	32.7	29.7	30.4	30.5	28.3	28.8
Unum UK	—	—	0.1	0.1	0.2	0.4	0.5	0.6	0.6
Colonial Life	0.1	0.2	0.1	0.2	0.2	0.1	0.2	0.1	0.1
Individual Disability - Closed Block	23.6	21.7	22.6	23.4	22.7	23.1	21.5	23.8	24.3
Corporate and Other	5.0	4.4	5.9	6.7	5.4	6.5	7.1	8.3	8.1
	59.1	56.0	59.7	63.1	58.2	60.5	59.8	61.1	61.9
Total Operating Revenue
Unum US	1,589.3	1,579.4	1,572.0	1,571.7	1,553.2	1,565.6	1,551.2	1,538.5	1,546.8
Unum UK	218.8	226.9	212.1	219.2	200.6	196.4	206.1	221.4	192.8
Colonial Life	316.3	318.0	311.8	305.2	301.4	297.1	295.2	286.4	283.0
Individual Disability - Closed Block	401.9	398.3	406.9	418.3	416.7	422.9	426.2	425.6	430.2
Corporate and Other	43.2	45.5	45.1	51.2	54.9	58.1	57.3	50.6	49.8
	2,569.5	2,568.1	2,547.9	2,565.6	2,526.8	2,540.1	2,536.0	2,522.5	2,502.6

6

Unum Group Quarterly Historical Financial Results by Segment

	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09
Benefits and Expenses
Unum US	$1,369.8	$1,361.3	$1,362.9	$1,365.6	$1,348.5	$1,349.6	$1,352.0	$1,335.5	$1,349.7
Unum UK	183.9	172.2	163.4	171.1	153.4	143.5	145.5	160.1	134.1
Colonial Life	246.0	242.8	242.8	244.4	226.9	223.2	222.2	218.1	212.6
Individual Disability - Closed Block	387.9	387.9	397.0	408.0	406.9	410.5	414.5	419.8	423.0
Corporate and Other	64.7	62.3	66.8	68.5	65.7	75.7	66.2	67.2	63.5
	2,252.3	2,226.5	2,232.9	2,257.6	2,201.4	2,202.5	2,200.4	2,200.7	2,182.9
Income (Loss) Before Income Tax and Net Realized Investment Gain (Loss)
Unum US	219.5	218.1	209.1	206.1	204.7	216.0	199.2	203.0	197.1
Unum UK	34.9	54.7	48.7	48.1	47.2	52.9	60.6	61.3	58.7
Colonial Life	70.3	75.2	69.0	60.8	74.5	73.9	73.0	68.3	70.4
Individual Disability - Closed Block	14.0	10.4	9.9	10.3	9.8	12.4	11.7	5.8	7.2
Corporate and Other	(21.5)	(16.8)	(21.7)	(17.3)	(10.8)	(17.6)	(8.9)	(16.6)	(13.7)
	317.2	341.6	315.0	308.0	325.4	337.6	335.6	321.8	319.7
Income Tax	95.7	109.6	99.3	99.4	105.5	109.0	122.3	103.5	108.1

Income Before Net Realized Investment Gain (Loss)	221.5	232.0	215.7	208.6	219.9	228.6	213.3	218.3	211.6

Net Realized Investment Gain (Loss)	(23.9)	(3.6)	15.2	27.5	1.1	(29.5)	25.6	(25.9)	14.9

Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	(8.0)	(1.4)	5.5	10.3	0.2	(10.6)	9.1	(7.0)	5.4

Net Income	$205.6	$229.8	$225.4	$225.8	$220.8	$209.7	$229.8	$199.4	$221.1

Net Income Per Common Share - Assuming Dilution	$0.69	$0.75	$0.72	$0.71	$0.68	$0.63	$0.69	$0.60	$0.66

6. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income	$1,226.5	$1,210.6	$3,666.5	$3,643.2	$4,854.6	$4,873.1	$4,963.0
Net Investment Income	332.4	312.9	983.1	936.2	1,263.8	1,200.5	1,136.4
Other Income	30.4	29.7	91.1	90.6	123.3	118.7	132.7
Total	1,589.3	1,553.2	4,740.7	4,670.0	6,241.7	6,192.3	6,232.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	982.9	962.9	2,911.3	2,882.2	3,849.4	3,855.9	3,998.4
Commissions	136.1	129.6	409.8	396.4	525.6	516.6	518.6
Interest and Debt Expense	0.3	0.3	0.8	0.9	1.2	2.0	4.2
Deferral of Acquisition Costs	(85.4)	(81.7)	(261.0)	(252.9)	(333.0)	(335.5)	(329.7)
Amortization of Deferred Acquisition Costs	73.4	80.2	239.1	249.5	332.9	317.2	320.3
Other Expenses	262.5	257.2	794.0	774.0	1,039.6	1,061.1	1,036.2
Total	1,369.8	1,348.5	4,094.0	4,050.1	5,415.7	5,417.3	5,548.0

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$219.5	$204.7	$646.7	$619.9	$826.0	$775.0	$684.1

Operating Ratios (% of Premium Income):
Benefit Ratio	80.1%	79.5%	79.4%	79.1%	79.3%	79.1%	80.6%
Other Expense Ratio	21.4%	21.2%	21.7%	21.2%	21.4%	21.8%	20.9%
Before-tax Operating Income Ratio	17.9%	16.9%	17.6%	17.0%	17.0%	15.9%	13.8%

7

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Group Long-term Disability	$393.7	$404.9	$1,185.3	$1,233.6	$1,639.4	$1,726.9	$1,838.5
Group Short-term Disability	115.2	108.7	339.0	322.5	430.9	432.8	435.1
Total Premium Income	508.9	513.6	1,524.3	1,556.1	2,070.3	2,159.7	2,273.6
Net Investment Income	153.0	150.2	454.2	457.4	614.6	629.4	631.3
Other Income	23.1	21.5	67.1	64.8	86.7	88.9	100.2
Total	685.0	685.3	2,045.6	2,078.3	2,771.6	2,878.0	3,005.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	435.0	434.7	1,289.4	1,314.6	1,747.8	1,862.8	2,043.9
Commissions	39.9	38.5	120.2	119.2	159.7	162.2	165.9
Interest and Debt Expense	0.3	0.3	0.8	0.9	1.2	2.0	4.2
Deferral of Acquisition Costs	(14.7)	(14.2)	(44.9)	(45.2)	(59.0)	(62.5)	(59.4)
Amortization of Deferred Acquisition Costs	15.0	15.5	44.9	48.2	63.5	67.3	76.7
Other Expenses	137.4	132.7	411.1	402.9	543.7	572.6	572.4
Total	612.9	607.5	1,821.5	1,840.6	2,456.9	2,604.4	2,803.7

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$72.1	$77.8	$224.1	$237.7	$314.7	$273.6	$201.4

Operating Ratios (% of Premium Income):
Benefit Ratio	85.5%	84.6%	84.6%	84.5%	84.4%	86.3%	89.9%
Other Expense Ratio	27.0%	25.8%	27.0%	25.9%	26.3%	26.5%	25.2%
Before-tax Operating Income Ratio	14.2%	15.1%	14.7%	15.3%	15.2%	12.7%	8.9%

Premium Persistency:
Group Long-term Disability			90.1%	90.2%	89.4%	86.9%	87.8%
Group Short-term Disability			90.2%	89.1%	88.6%	86.8%	82.1%

Case Persistency:
Group Long-term Disability			88.7%	88.4%	88.4%	87.4%	89.2%
Group Short-term Disability			87.8%	87.2%	87.3%	86.5%	88.2%

7. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Group Life	$277.6	$273.0	$825.3	$814.5	$1,090.3	$1,057.7	$1,062.8
Accidental Death & Dismemberment	27.7	27.0	81.6	79.3	106.1	104.9	127.6
Total Premium Income	305.3	300.0	906.9	893.8	1,196.4	1,162.6	1,190.4
Net Investment Income	33.7	32.5	101.6	95.8	129.6	126.5	126.0
Other Income	0.5	0.6	1.7	1.8	2.4	1.9	2.3
Total	339.5	333.1	1,010.2	991.4	1,328.4	1,291.0	1,318.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	214.3	211.3	636.1	627.2	839.9	815.5	827.6
Commissions	24.2	22.2	71.1	65.9	89.3	85.4	85.4
Deferral of Acquisition Costs	(12.5)	(12.4)	(38.6)	(37.6)	(49.3)	(48.1)	(40.3)
Amortization of Deferred Acquisition Costs	10.8	10.1	32.3	33.1	43.3	45.9	55.0
Other Expenses	49.6	49.1	150.2	147.3	196.5	197.6	180.1
Total	286.4	280.3	851.1	835.9	1,119.7	1,096.3	1,107.8

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$53.1	$52.8	$159.1	$155.5	$208.7	$194.7	$210.9

Operating Ratios (% of Premium Income):
Benefit Ratio	70.2%	70.4%	70.1%	70.2%	70.2%	70.1%	69.5%
Other Expense Ratio	16.2%	16.4%	16.6%	16.5%	16.4%	17.0%	15.1%
Before-tax Operating Income Ratio	17.4%	17.6%	17.5%	17.4%	17.4%	16.7%	17.7%

Premium Persistency:
Group Life			87.7%	91.8%	91.5%	86.9%	83.8%
Accidental Death & Dismemberment			87.8%	90.9%	90.7%	88.1%	86.4%

Case Persistency:
Group Life			88.5%	88.3%	88.3%	87.2%	89.1%
Accidental Death & Dismemberment			88.5%	88.4%	88.4%	87.2%	89.2%

7. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$116.6	$116.7	$348.3	$349.5	$457.9	$463.7	$471.5
Long-term Care	152.1	149.4	453.5	448.1	599.2	594.7	580.7
Voluntary Benefits	143.6	130.9	433.5	395.7	530.8	492.4	446.8
Total Premium Income	412.3	397.0	1,235.3	1,193.3	1,587.9	1,550.8	1,499.0
Net Investment Income	145.7	130.2	427.3	383.0	519.6	444.6	379.1
Other Income	6.8	7.6	22.3	24.0	34.2	27.9	30.2
Total	564.8	534.8	1,684.9	1,600.3	2,141.7	2,023.3	1,908.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	333.6	316.9	985.8	940.4	1,261.7	1,177.6	1,126.9
Commissions	72.0	68.9	218.5	211.3	276.6	269.0	267.3
Deferral of Acquisition Costs	(58.2)	(55.1)	(177.5)	(170.1)	(224.7)	(224.9)	(230.0)
Amortization of Deferred Acquisition Costs	47.6	54.6	161.9	168.2	226.1	204.0	188.6
Other Expenses	75.5	75.4	232.7	223.8	299.4	290.9	283.7
Total	470.5	460.7	1,421.4	1,373.6	1,839.1	1,716.6	1,636.5

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$94.3	$74.1	$263.5	$226.7	$302.6	$306.7	$271.8

Operating Ratios (% of Premium Income):
Benefit Ratios
Individual Disability - Recently Issued	52.1%	54.3%	52.1%	52.8%	53.3%	51.4%	53.3%
Long-term Care	131.9%	121.8%	129.1%	119.6%	121.0%	111.6%	106.1%
Voluntary Benefits	50.3%	54.6%	50.5%	55.6%	55.1%	56.0%	58.0%
Other Expense Ratio	18.3%	19.0%	18.8%	18.8%	18.9%	18.8%	18.9%
Before-tax Operating Income Ratio	22.9%	18.7%	21.3%	19.0%	19.1%	19.8%	18.1%

Interest Adjusted Loss Ratios:
Individual Disability - Recently Issued	30.7%	33.8%	30.8%	32.4%	32.5%	32.5%	35.9%
Long-term Care	86.0%	80.9%	84.4%	80.1%	80.8%	76.5%	75.5%

Premium Persistency:
Individual Disability - Recently Issued			89.8%	90.4%	90.7%	89.6%	90.7%
Long-term Care			95.7%	95.5%	95.8%	95.1%	95.5%
Voluntary Benefits			79.6%	80.6%	80.1%	79.9%	80.4%

7. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Group Long-term Disability	$107.3	$101.8	$318.3	$310.7	$421.2	$482.4	$656.3
Group Life	52.1	44.5	151.6	126.8	171.6	147.8	174.6
Supplemental and Voluntary	16.1	15.1	48.5	42.6	57.8	55.9	58.4
Total Premium Income	175.5	161.4	518.4	480.1	650.6	686.1	889.3
Net Investment Income	43.3	39.0	139.3	121.9	170.5	124.5	181.9
Other Income	—	0.2	0.1	1.1	1.2	2.4	2.0
Total	218.8	200.6	657.8	603.1	822.3	813.0	1,073.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	138.3	108.0	376.8	313.5	435.8	373.6	511.4
Commissions	11.0	11.7	33.3	31.9	44.1	46.7	59.0
Deferral of Acquisition Costs	(7.3)	(6.7)	(21.2)	(20.5)	(28.3)	(29.1)	(37.4)
Amortization of Deferred Acquisition Costs	7.4	6.9	22.0	20.3	27.0	30.5	32.4
Other Expenses	34.5	33.5	108.6	97.2	134.9	141.7	183.8
Total	183.9	153.4	519.5	442.4	613.5	563.4	749.2

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$34.9	$47.2	$138.3	$160.7	$208.8	$249.6	$324.0

Operating Ratios (% of Premium Income):
Benefit Ratio	78.8%	66.9%	72.7%	65.3%	67.0%	54.5%	57.5%
Other Expense Ratio	19.7%	20.8%	20.9%	20.2%	20.7%	20.7%	20.7%
Before-tax Operating Income Ratio	19.9%	29.2%	26.7%	33.5%	32.1%	36.4%	36.4%

Persistency:
Group Long-term Disability			87.1%	91.2%	91.3%	88.5%	87.4%
Group Life			88.7%	92.5%	92.7%	80.1%	74.9%
Supplemental and Voluntary			87.8%	88.7%	88.9%	88.2%	87.7%

8

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Group Long-term Disability	£66.6	£65.7	£197.1	£202.4	£272.3	£309.0	£353.7
Group Life	32.4	28.7	93.9	82.6	110.9	94.1	93.3
Supplemental and Voluntary	10.1	9.7	30.1	27.7	37.4	35.6	31.6
Total Premium Income	109.1	104.1	321.1	312.7	420.6	438.7	478.6
Net Investment Income	26.9	25.2	86.2	79.5	110.2	79.6	98.5
Other Income	—	—	0.1	0.7	0.9	1.6	1.2
Total	136.0	129.3	407.4	392.9	531.7	519.9	578.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	85.8	69.7	233.3	204.1	281.4	238.3	275.8
Commissions	6.8	7.6	20.6	20.8	28.5	29.8	31.9
Deferral of Acquisition Costs	(4.6)	(4.3)	(13.2)	(13.4)	(18.3)	(18.5)	(20.1)
Amortization of Deferred Acquisition Costs	4.6	4.4	13.7	13.2	17.4	19.5	17.9
Other Expenses	21.7	21.5	67.4	63.4	87.4	90.2	99.6
Total	114.3	98.9	321.8	288.1	396.4	359.3	405.1

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	£21.7	£30.4	£85.6	£104.8	£135.3	£160.6	£173.2

Weighted Average Pound/Dollar Exchange Rate	1.608	1.553	1.616	1.533	1.543	1.554	1.871

8. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$174.3	$166.1	$519.7	$493.1	$661.0	$625.8	$606.9
Life	47.0	43.4	140.0	131.0	176.5	165.6	157.4
Cancer and Critical Illness	62.4	59.8	186.4	178.0	238.2	223.7	213.0
Total Premium Income	283.7	269.3	846.1	802.1	1,075.7	1,015.1	977.3
Net Investment Income	32.5	31.9	99.6	91.1	122.5	114.3	105.7
Other Income	0.1	0.2	0.4	0.5	0.7	0.5	0.4
Total	316.3	301.4	946.1	893.7	1,198.9	1,129.9	1,083.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	149.1	134.3	437.5	388.5	534.7	480.6	464.0
Commissions	61.8	59.5	183.5	171.7	232.6	215.3	211.8
Deferral of Acquisition Costs	(62.9)	(62.5)	(189.9)	(182.1)	(246.4)	(229.0)	(223.8)
Amortization of Deferred Acquisition Costs	44.4	43.5	139.3	137.9	187.2	178.5	166.4
Other Expenses	53.6	52.1	161.2	156.3	208.6	203.6	196.9
Total	246.0	226.9	731.6	672.3	916.7	849.0	815.3

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$70.3	$74.5	$214.5	$221.4	$282.2	$280.9	$268.1

Operating Ratios (% of Premium Income):
Benefit Ratio	52.6%	49.9%	51.7%	48.4%	49.7%	47.3%	47.5%
Other Expense Ratio	18.9%	19.3%	19.1%	19.5%	19.4%	20.1%	20.1%
Before-tax Operating Income Ratio	24.8%	27.7%	25.4%	27.6%	26.2%	27.7%	27.4%

Persistency:
Accident, Sickness, and Disability			73.7%	76.4%	75.9%	74.4%	75.8%
Life			85.3%	85.8%	86.0%	84.7%	84.7%
Cancer and Critical Illness			84.0%	85.0%	84.9%	83.8%	84.0%

9

Unum Group Financial Results for Individual Disability - Closed Block Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income	$196.4	$208.5	$595.0	$635.0	$847.0	$898.5	$952.3
Net Investment Income	181.9	185.5	544.2	563.5	746.4	740.6	767.5
Other Income	23.6	22.7	67.9	67.3	90.7	100.8	98.6
Total	401.9	416.7	1,207.1	1,265.8	1,684.1	1,739.9	1,818.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	345.7	360.8	1,043.5	1,090.0	1,451.3	1,489.6	1,544.8
Commissions	11.8	12.8	35.8	39.3	52.0	58.1	62.7
Interest and Debt Expense	2.6	3.1	7.9	8.9	11.7	16.6	35.1
Other Expenses	27.8	30.2	85.6	93.7	124.9	141.3	148.1
Total	387.9	406.9	1,172.8	1,231.9	1,639.9	1,705.6	1,790.7

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$14.0	$9.8	$34.3	$33.9	$44.2	$34.3	$27.7

Operating Ratios (% of Premium Income):
Interest Adjusted Loss Ratio	84.9%	85.5%	84.6%	85.1%	85.0%	81.6%	82.2%
Other Expense Ratio	14.2%	14.5%	14.4%	14.8%	14.7%	15.7%	15.6%
Before-tax Operating Income Ratio	7.1%	4.7%	5.8%	5.3%	5.2%	3.8%	2.9%

Premium Persistency			92.6%	93.5%	93.0%	93.2%	93.8%

10

Unum Group Financial Results for Corporate and Other Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income	$(0.9)	$0.4	$(0.3)	$2.8	$3.5	$2.7	$1.4
Net Investment Income	39.1	49.1	118.8	148.5	192.3	166.7	197.5
Other Income	5.0	5.4	15.3	19.0	25.7	34.8	42.2
Total	43.2	54.9	133.8	170.3	221.5	204.2	241.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	19.6	21.5	58.9	61.8	82.9	91.9	107.8
Commissions	(0.2)	0.4	0.3	0.8	1.1	0.4	1.2
Interest and Debt Expense	32.2	31.8	99.4	92.9	128.9	106.8	117.4
Other Expenses	13.1	12.0	35.2	52.1	63.2	64.3	28.7
Total	64.7	65.7	193.8	207.6	276.1	263.4	255.1

Operating Loss Before Income Tax and Net Realized Investment Gains and Losses	$(21.5)	$(10.8)	$(60.0)	$(37.3)	$(54.6)	$(59.2)	$(14.0)

11

Unum Group Reserves

	September 30, 2011
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$7,272.1	$608.8	32.6%	$7,880.9	$64.5	$7,816.4
Group Life and Accidental Death & Dismemberment	74.3	0.5	776.2	146.4	3.8	996.9	1.2	995.7
Individual Disability - Recently Issued	544.0	3.8	1,051.2	102.9	4.8	1,698.1	91.3	1,606.8
Long-term Care	4,263.0	29.9	419.0	39.6	1.9	4,721.6	47.8	4,673.8
Voluntary Benefits	1,119.7	7.8	40.6	44.3	0.3	1,204.6	26.2	1,178.4
Unum US Segment	6,001.0	42.0	9,559.1	942.0	43.4	16,502.1	231.0	16,271.1

Unum UK Segment	26.7	0.2	2,114.0	123.3	9.3	2,264.0	108.8	2,155.2

Colonial Life Segment	1,379.3	9.7	236.7	85.9	1.3	1,701.9	13.4	1,688.5

Individual Disability - Closed Block Segment	1,143.6	8.0	10,322.6	302.3	43.9	11,768.5	1,478.1	10,290.4

Corporate and Other Segment	5,721.9	40.1	320.3	195.7	2.1	6,237.9	4,871.4	1,366.5

Subtotal, Excluding Unrealized Adjustment	$14,272.5	100.0%	$22,552.7	$1,649.2	100.0%	38,474.4	6,702.7	31,771.7

Unrealized Adjustment to Reserves for Unrealized Gain on Securities						4,676.5	313.4	4,363.1

Consolidated						$43,150.9	$7,016.1	$36,134.8

The increase in Unum US Segment Policy Reserves from December 31, 2010 is due primarily to normal growth in the active life reserves for the Unum US Long-term Care line of business.

12

Unum Group Reserves

	December 31, 2010
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$7,480.2	$590.2	33.2%	$8,070.4	$69.4	$8,001.0
Group Life and Accidental Death & Dismemberment	72.9	0.5	783.7	152.8	3.8	1,009.4	1.5	1,007.9
Individual Disability - Recently Issued	534.5	3.9	1,005.1	99.9	4.5	1,639.5	88.3	1,551.2
Long-term Care	3,867.1	27.9	391.6	38.5	1.8	4,297.2	47.8	4,249.4
Voluntary Benefits	1,060.3	7.7	24.1	59.0	0.4	1,143.4	24.8	1,118.6
Unum US Segment	5,534.8	40.0	9,684.7	940.4	43.7	16,159.9	231.8	15,928.1

Unum UK Segment	26.6	0.2	2,057.6	142.7	9.0	2,226.9	105.6	2,121.3

Colonial Life Segment	1,318.0	9.5	228.9	78.6	1.3	1,625.5	17.8	1,607.7

Individual Disability - Closed Block Segment	1,249.1	9.0	10,335.3	309.6	43.7	11,894.0	1,457.4	10,436.6

Corporate and Other Segment	5,703.8	41.3	364.7	196.9	2.3	6,265.4	4,860.1	1,405.3

Subtotal, Excluding Unrealized Adjustment	$13,832.3	100.0%	$22,671.2	$1,668.2	100.0%	38,171.7	6,672.7	31,499.0

Unrealized Adjustment to Reserves for Unrealized Gain on Securities						3,108.3	159.0	2,949.3

Consolidated						$41,280.0	$6,831.7	$34,448.3

12. 1

Unum Group Investment Fact Sheet at September 30, 2011

	9/30/2011			9/30/2011	6/30/2011
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$27,642.2	65.2%	Duration Weighted Book Yield	6.68%	6.68%
Asset-Backed Securities (1)	142.4	0.3	Average Duration (in years)	7.95	7.61
Residential Mortgage-Backed Securities (2)	2,932.1	6.9
Commercial Mortgage-Backed Securities	72.5	0.2
Private Placements	4,575.7	10.8
High Yield	2,658.6	6.3
Government Securities	2,768.3	6.5
Municipal Securities	1,586.4	3.7
Redeemable Preferred Stocks (3)	56.5	0.1
Total	$42,434.7	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	13.3%	13.4%	Total Non-Current Investments	$51.2	$62.9
Aa	9.4	9.5	Total Schedule BA Assets	$413.6	$425.5
A	29.9	31.0
Baa	39.9	39.7
Below Baa	7.5	6.4
Total	100.0%	100.0%

(1) Includes $0.6 million of high yield asset-backed securities.
(2) Includes $37.0 million of high yield mortgage-backed securities.
(3) Includes $6.3 million of high yield preferred stock.

13

Unum Group Investment Fact Sheet at September 30, 2011

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,261.6	$183.2	$378.3	$27.1	$1,883.3	$210.3
Capital Goods	3,679.0	465.1	442.9	48.5	3,236.1	513.6
Communications	2,806.7	372.2	273.2	24.0	2,533.5	396.2
Consumer Cyclical	1,190.0	127.1	161.3	13.3	1,028.7	140.4
Consumer Non-Cyclical	5,381.7	827.6	358.1	18.7	5,023.6	846.3
Energy (Oil & Gas)	3,616.7	596.9	112.6	5.5	3,504.1	602.4
Financial Institutions	3,314.8	84.2	1,080.5	88.7	2,234.3	172.9
Mortgage/Asset-Backed	3,147.0	382.6	116.3	3.9	3,030.7	386.5
Sovereigns	1,474.7	220.4	—	—	1,474.7	220.4
Technology	810.0	111.9	110.9	4.0	699.1	115.9
Transportation	1,315.3	230.5	37.3	1.3	1,278.0	231.8
U.S. Government Agencies and Municipalities	2,880.0	520.7	100.8	4.3	2,779.2	525.0
Utilities	10,500.7	1,564.9	286.5	28.6	10,214.2	1,593.5
Redeemable Preferred Stocks	56.5	0.7	21.1	1.7	35.4	2.4
Total	$42,434.7	$5,688.0	$3,479.8	$269.6	$38,954.9	$5,957.6

Fixed Maturity Securities - Financial Institutions Classification - Unrealized Gain (Loss)
Associations	$15.6	$3.5	$—	$—	$15.6	$3.5
Banking	1,910.6	(3.0)	803.1	73.7	1,107.5	70.7
Brokerage	154.4	(5.1)	109.6	7.4	44.8	2.3
Finance Non-Captive	10.5	0.5	—	—	10.5	0.5
Finance Captive	220.3	7.7	26.9	0.9	193.4	8.6
Insurance	668.7	69.1	94.9	5.2	573.8	74.3
Other Financial Institutions	58.8	0.1	16.3	1.2	42.5	1.3
Real Estate Management Services	275.9	11.4	29.7	0.3	246.2	11.7
Total	$3,314.8	$84.2	$1,080.5	$88.7	$2,234.3	$172.9

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$1,262.2	$38.9		$737.7	$39.5
91 through 180 days	163.6	14.1		179.3	15.6
181 through 270 days	—	—		15.4	2.3
271 days to 1 year	183.2	24.6		86.3	6.7
Greater than 1 year	539.7	68.4		312.4	59.5
Total	$2,148.7	$146.0		$1,331.1	$123.6

13. 1

Unum Group Investment Fact Sheet at September 30, 2011

Asset and Mortgage-Backed Securities Portfolio
	Amortized Cost	Fair Value		% of Total Fixed Maturity Securities	Average Rating
Asset-Backed Securities
Credit Cards	$140.5	$141.8	4.5%	0.3%	AAA
Rate Reduction Bonds	—	—	—	—	—
Home Equity	1.0	0.6	—	—	B
Collateralized Debt Obligations	—	—	—	—	—
Total	141.5	142.4	4.5	0.3	AAA

Residential Mortgage-Backed Securities
Agency CMOs	2,356.6	2,729.6	86.8	6.4	AAA
Agency Pass-throughs	130.6	141.4	4.5	0.3	AAA
Non-agency CMOs - Prime	61.0	61.1	1.9	0.2	BAA2
Alt-A	—	—	—	—	—
Subprime	—	—	—	—	—
Collateralized Debt Obligations	—	—	—	—	—
Total	2,548.2	2,932.1	93.2	6.9	AAA

Commercial Mortgage-Backed Securities
Agency CMBS	74.7	72.5	2.3	0.2	A3

Total	$2,764.4	$3,147.0	100.0%	7.4%	AAA

13. 2

Unum Group Statutory Capital and Surplus

	As of September 30, 2011			As of December 31, 2010
	Capital and Surplus	AVR	Capital and Surplus + AVR	Capital and Surplus + AVR
Traditional U.S. Life Insurance Companies

Provident Life and Accident	$650.6	$80.8	$731.4	$732.0

Unum Life of America	1,459.5	226.3	1,685.8	1,741.1

Paul Revere Life (1)	404.0	40.8	444.8	451.6

Colonial Life & Accident	502.4	26.0	528.4	514.2

Provident Life and Casualty	154.4	7.9	162.3	149.5

First Unum Life	270.7	10.6	281.3	248.2

Paul Revere Variable (1)	36.4	0.5	36.9	35.6

(1) Capital and Surplus of Paul Revere Variable is included in Paul Revere Life

Special Purpose Reinsurance Vehicles

Tailwind Reinsurance Company	$66.8	$0.1	$66.9	$81.5

Northwind Reinsurance Company	1,157.0	3.5	1,160.5	1,198.6

UnumProvident International Ltd.	538.7	—	538.7	530.4

14

Unum Group Statutory Operating Results

	Nine Months Ended September 30
	Net Gain (Loss) from Operations After Tax		Net Realized Investment Gains (Losses) After Tax and Transfer to IMR		Net Income (Loss)
Traditional U.S. Life Insurance Companies	2011	2010	2011	2010	2011	2010
Provident Life and Accident	$125.5	$101.3	$(3.4)	$(8.8)	$122.1	$92.5
Unum Life of America	153.3	198.2	(21.4)	(13.6)	131.9	184.6
Paul Revere Life	52.0	51.2	7.4	(3.0)	59.4	48.2
Colonial Life & Accident	101.2	107.1	(1.9)	4.1	99.3	111.2
Provident Life and Casualty	13.7	11.7	(0.6)	—	13.1	11.7
First Unum Life	33.6	16.0	(0.6)	2.4	33.0	18.4
Paul Revere Variable	1.9	2.0	—	1.7	1.9	3.7
Total, as reported	481.2	487.5	(20.5)	(17.2)	460.7	470.3
Intercompany Dividends	(14.8)	—	—	—	(14.8)	—
Total, as adjusted	$466.4	$487.5	$(20.5)	$(17.2)	$445.9	$470.3

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$3.8	$3.5	$—	$—	$3.8	$3.5
Northwind Reinsurance Company	59.5	47.2	(0.4)	(0.1)	59.1	47.1
UnumProvident International Ltd.	(21.2)	(9.4)	9.5	8.4	(11.7)	(1.0)
Total	$42.1	$41.3	$9.1	$8.3	$51.2	$49.6

	Three Months Ended September 30
	Net Gain (Loss) from Operations After Tax		Net Realized Investment Gains (Losses) After Tax and Transfer to IMR		Net Income (Loss)
Traditional U.S. Life Insurance Companies	2011	2010	2011	2010	2011	2010
Provident Life and Accident	$37.1	$35.8	$(0.5)	$(2.1)	$36.6	$33.7
Unum Life of America	38.0	61.9	(2.6)	(6.2)	35.4	55.7
Paul Revere Life	16.9	16.3	(0.8)	0.1	16.1	16.4
Colonial Life & Accident	33.3	35.3	(0.1)	(0.2)	33.2	35.1
Provident Life and Casualty	4.3	1.5	—	—	4.3	1.5
First Unum Life	13.5	5.3	(1.4)	0.1	12.1	5.4
Paul Revere Variable	0.6	0.7	—	(0.1)	0.6	0.6
Total, as reported	143.7	156.8	(5.4)	(8.4)	138.3	148.4
Intercompany Dividends	(4.9)	—	—	—	(4.9)	—
Total, as adjusted	$138.8	$156.8	$(5.4)	$(8.4)	$133.4	$148.4

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$(1.2)	$1.6	$—	$—	$(1.2)	$1.6
Northwind Reinsurance Company	7.8	14.7	(0.2)	—	7.6	14.7
UnumProvident International Ltd.	(13.0)	(8.9)	4.8	6.4	(8.2)	(2.5)
Total	$(6.4)	$7.4	$4.6	$6.4	$(1.8)	$13.8

Note: Statutory results for our domestic insurers are reported in conformity with statutory accounting principles as prescribed by the National Association of Insurance Commissioners and adopted by the applicable state laws. For UnumProvident International Ltd., results are reported in conformity with accounting principles as prescribed by applicable Bermuda laws.

14. 1

Unum Life Insurance Company of America - Statutory Basis
Group Accident and Health Statutory Claim Reserves and Liabilities, Net of Ceded
On Claims Incurred Prior to January 1

	2011	2010	2009
Reserve Balance from Prior Year End	$6,829.4	$6,880.9	$6,982.6
Other Adjustments to Beginning Balance (see Schedule H)	—	(4.5)	(5.2)
Reserve Balance January 1 (a)	6,829.4	6,876.4	6,977.4
Paid on Prior Year Claims	(390.5)	(374.3)	(386.4)
Interest Earned on Reserves	110.7	113.0	113.0
Incurred on Prior Year Claims	(122.3)	(113.1)	(103.0)
Reserve Balance March 31	$6,427.3	$6,502.0	$6,601.0

Reserve Balance March 31	$6,427.3	$6,502.0	$6,601.0
Paid on Prior Year Claims	(339.9)	(324.2)	(335.6)
Interest Earned on Reserves	104.0	108.2	108.3
Incurred on Prior Year Claims	(107.5)	(117.5)	(104.3)
Reserve Balance June 30	$6,083.9	$6,168.5	$6,269.4

Reserve Balance June 30	$6,083.9	$6,168.5	$6,269.4
Reserves Ceded September 1 for Prior Year Incurrals	(3.9)	—	—
Paid on Prior Year Claims	(316.4)	(304.0)	(307.6)
Interest Earned on Reserves	98.9	103.1	103.9
Incurred on Prior Year Claims	(49.4)	(75.1)	(69.2)
Reserve Balance September 30	$5,813.1	$5,892.5	$5,996.5

Reserve Balance September 30		$5,892.5	$5,996.5
Paid on Prior Year Claims		(282.9)	(271.6)
Interest Earned on Reserves		99.0	101.9
Incurred on Prior Year Claims		(76.9)	(83.7)
Reserve Balance December 31 on Prior Year Claims		5,631.7	5,743.1
Reserve Balance December 31 on Current Year Claims		1,197.7	1,137.8
Reserve Balance December 31 on Total Claims Incurred (b)		$6,829.4	$6,880.9

(a) balances to Schedule H Part 3 Line 3.2 Column 2
(b) balances to Schedule H Part 2 Line C.1 Column 2

14. 2

Reconciliation to Unum Life Insurance Company of America - Statutory Basis
Schedule H Part 3 for Group Accident and Health

	2010	2009	2008
Paid on Prior Year Existing Claims - Full Year	$1,285.4	$1,301.2	$1,347.1
(balances to Schedule H Part 3 Line 1.1 Column 2)

Incurred on Prior Year Claims - Full Year	$(382.6)	$(360.2)	$(230.8)
Interest Earned on Reserves - Full Year	423.3	427.1	418.5
Incurred on Prior Year Claims - Full Year, Excluding Interest Earned	$40.7	$66.9	$187.7
(balances to Schedule H Part 3 Line 3.3 Column 2)

Note: Group A&H for Unum Life Insurance Company of America includes group long- and short-term disability, group accidental death & dismemberment, and group voluntary disability, cancer, and critical illness products reported in our Unum US segment as well as the reinsurance pools reported in our Corporate and Other segment.

14. 3

Notes to Statistical Supplement

Non-GAAP Financial Measures
We analyze our Company's performance using non-GAAP financial measures which exclude certain items and the related tax thereon from net income. We believe operating income or loss excluding realized investment gains and losses, which are recurring, is a better performance measure and a better indicator of the profitability and underlying trends in our business. Realized investment gains and losses are dependent on market conditions and general economic events and are not necessarily related to decisions regarding our Company's underlying business. We believe book value per common share excluding the components of Accumulated Other Comprehensive Income, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

2011 Significant Transactions and Events

Share Repurchase Program

On February 2, 2011, our board of directors authorized the repurchase of up to $1.0 billion of Unum Group's common stock, in addition to the amount remaining to be repurchased under the May 2010 $500.0 million authorization (See 2010 Significant Transactions and Events on page 15.1 for further discussion of the 2010 authorization). The $1.0 billion share repurchase program has an expiration date of August 2012.

On February 4, 2011, we repurchased 7.1 million shares, at a cost of $200.0 million, using an accelerated repurchase agreement with a financial counterparty. As part of this transaction, we simultaneously entered into a forward contract indexed to the price of Unum Group common stock, which subjected the transaction to a future price adjustment. Under the terms of the repurchase agreement, we were to receive, or be required to pay, a price adjustment based on the volume weighted average price of Unum Group common stock during the term of the agreement, less a discount. Any price adjustment payable to us was to be settled in shares of Unum Group common stock. Any price adjustment we would have been required to pay would have been settled in either cash or common stock. The final price adjustment settlement occurred on March 18, 2011 resulting in the delivery to us of 0.6 million additional shares. In total, we repurchased 7.7 million shares pursuant to the accelerated repurchase agreement, which completed the May 2010 $500.0 million repurchase authorization and initiated the $1.0 billion repurchase program.

In addition to these repurchases, for the three and nine month periods ended September 30, 2011, we repurchased an additional 11.1 million and 17.7 million shares on the open market at a cost of $250.2 million and $419.9 million, respectively, including commissions of $0.2 million and $0.3 million. The dollar value of shares remaining under the $1.0 billion repurchase program at September 30, 2011 is $524.7 million.

Pursuant to these repurchase programs, we retired 7.7 million shares during the first quarter of 2011. All other repurchased shares have been classified as treasury stock and accounted for using the cost method.

Income Tax

The income tax rate in the U.K. is expected to be reduced annually, at least one percent per year, beginning in April 2011, with the ultimate goal of reducing the rate from 28 percent to 23 percent. An income tax rate reduction was enacted which reduced the tax rate from 28 percent to 27 percent in the third quarter of 2010, effective April 2011. In the third quarter of 2011, an income tax rate reduction was enacted which reduced the tax rate from 27 percent to 26 percent, retroactive to April 2011, and from 26 percent to 25 percent, effective April 2012.  We are required to adjust deferred tax assets and liabilities through income on the date of enactment of a rate change, and as such, we recorded a reduction of $6.8 million and $2.7 million to our income tax expense during the third quarters of 2011 and 2010, respectively.
Financing

During the first quarter of 2011, the remaining $225.1 million of our 7.625% senior notes due March 2011 matured. We also made principal payments of $59.4 million and $7.5 million on our senior secured non-recourse floating rate notes issued by Northwind Holdings, LLC (Northwind) and Tailwind Holdings, LLC (Tailwind), respectively, during the nine months ended September 30, 2011. At September 30, 2011, short-term debt consisted of $342.4 million of securities lending transactions.

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Accounting Developments

Accounting Standards Codification (ASC) 944 “Financial Services - Insurance”

In October 2010, the Financial Accounting Standards Board (FASB) issued an update which is intended to address the diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs.  The amendments in the update modify the existing guidance and require that only incremental direct costs associated with the successful acquisition of a new or renewal insurance contract can be capitalized. All other costs are to be expensed as incurred. The amendments in the update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011 and permit retrospective application.

Our expected retrospective adoption of this update will result in a reduction in our deferred acquisition cost asset as well as a decrease in the amortization associated with those previously deferred costs. There will also be a reduction in the level of costs we defer subsequent to adoption.

We are evaluating the full effects of implementing this update, but we currently estimate that our retrospective adoption will result in a cumulative effect adjustment to the opening balance of retained earnings of between $400.0 million and $600.0 million in the year of adoption.  We currently estimate the adoption of this update will result in an immaterial decrease in net income in 2012 and in the years preceding to which the retrospective adoption will be applied.

2010 Significant Transactions and Events

Share Repurchase Program

In May 2010, our board of directors authorized the repurchase of up to $500.0 million of Unum Group's common stock. During 2010, we repurchased 16.4 million shares, at a cost of $356.0 million under this share repurchase program.

Financing

In 2010, we issued $400.0 million of unsecured senior notes in a public offering.  These notes, due in 2020, bear interest at a fixed rate of 5.625% and are payable semi-annually.  The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt.  In addition, these notes are effectively subordinated to any indebtedness of our subsidiaries.

During 2010, we made principal payments of $58.3 million and $10.0 million on our senior secured non-recourse floating rate notes issued by Northwind and Tailwind, respectively. We also purchased and retired $10.0 million of our 7.08% medium-term notes due 2024.

Tax Law Change

In March 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 were signed into law.  Among other things, the new legislation reduces the tax benefits available to an employer that receives a postretirement prescription drug coverage subsidy from the federal government under the Medicare Prescription Drug, Improvement and Modernization Act of 2003.  Under the new legislation, to the extent our future postretirement prescription drug coverage expenses are reimbursed under the subsidy program, the expenses covered by the subsidy will no longer be tax deductible after 2012.  Employers that receive the subsidy must recognize the deferred tax effects relating to the future postretirement prescription drug coverage in the period the legislation was enacted.  Our income tax expense for 2010 includes a non-cash tax charge of $10.2 million which was recorded in the first quarter of 2010 to reflect the impact of the tax law change.

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2009 Significant Transactions and Events

Financing

In September 2009, we issued $350.0 million of unsecured senior notes in a public offering. These notes, due in 2016, bear interest at a fixed rate of 7.125% and are payable semi-annually. The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt.

During 2009, we made principal payments of $48.0 million and $10.0 million on our senior secured non-recourse variable rate notes issued by Northwind and Tailwind, respectively. We also purchased and retired the remaining $132.2 million of our 5.859% senior notes due May 2009, $1.2 million aggregate principal of our 7.19% medium-term notes due 2028, and $0.6 million aggregate principal of our 6.75% notes due 2028 and repaid $58.3 million of reverse repurchase agreements outstanding at December 31, 2008.

Accounting Developments

ASC 105 “Generally Accepted Accounting Principles”

In June 2009, the FASB established the FASB Accounting Standards Codification (Codification) as the source of authoritative accounting principles to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  Securities and Exchange Commission (SEC) rules and interpretive releases, which may not be included in their entirety within the Codification, will remain as authoritative GAAP for SEC registrants.  We adopted Codification effective July 1, 2009. This adoption of Codification had no effect on our financial position or results of operations.

ASC 320 “Investments - Debt and Equity Securities”

In April 2009, the FASB issued a new accounting standard, now included in ASC 320, which amends the other-than-temporary impairment guidance for debt securities and expands and increases the frequency of previously existing disclosures for other-than-temporary impairments. The measure of impairment remains fair value. Under the standard, an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. We adopted this standard effective April 1, 2009. The cumulative effect of applying the provisions of this standard increased the April 1, 2009 opening balance of retained earnings $14.3 million, net of tax of $7.7 million, with a corresponding adjustment to accumulated other comprehensive income (loss).

2008 Significant Transactions and Events

Stock Repurchase Agreement

During 2007, our board of directors authorized the repurchase of up to $700.0 million of Unum Group's common stock. During 2008, we repurchased $700.0 million or 29.9 million shares of common stock under this share repurchase program.

Financing

During 2008, we purchased and retired $17.8 million of our outstanding 5.859% notes due May 2009 and $175.0 million of our 5.997% senior notes due May 2008. We made principal payments of $59.3 million and $10.0 million on our senior secured non-recourse variable rate notes issued by Northwind and Tailwind, respectively. We also purchased and retired $36.6 million of our 6.85% senior debentures due 2015. The costs associated with this debt reduction decreased our 2008 income approximately $0.4 million before tax, or $0.3 million after tax.

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